SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Schedule of Useful Lives of Property Plant and Equipment	The Company generally depreciates its property, plant and equipment over the following periods:

Years
Equipment and furniture	5
Computers and software	2 - 3
Automobiles	5
Leasehold improvements	Lesser of the lease term or estimated useful life

Schedule of Changes in AOCI, Including the Amounts Reclassified to Income

AOCI consisted of foreign currency translation adjustments. The changes in AOCI, including the amounts reclassified to income, were as follows:

Foreign currency
translation and
unrealized gains
(losses), net
of tax
(in thousands)
Balance at December 31, 2023	$50,913
Unrecognized loss on foreign currency translation	(1,906)
Balance at December 31, 2024	$49,007
Unrecognized loss on foreign currency translation	(891)
Balance at December 31, 2025	$48,116

Summary of the Total Potential Ordinary Shares that were Excluded from the Diluted Per Share Calculation	The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because their effect was anti-dilutive.

	Years ended December 31,
	2025	2024	2023
	(in thousands)
Anti-dilutive stock options and awards/units outstanding	352	371	357
Total(1)	352	371	357

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions. For the years ended December 31, 2025, 2024 and 2023, no potential ordinary shares were dilutive because of the net loss incurred in those years, therefore basic and dilutive earnings per share were the same.